AMERICAN BANCSHARES, INC.

                   1999 STOCK OPTION AND EQUITY INCENTIVE PLAN


                                    ARTICLE I
                                    The Plan

         1.1 Establishment of the Plan. American Bancshares, Inc., a Florida corporation (the "Company"), hereby establishes the "American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan" (hereinafter referred to as the "Plan"). The Plan permits the grant of incentives in the form of Nonqualified Stock Options, Incentive Stock Options, Reload Options, Stock Appreciation Rights, Restricted Stock, or Unrestricted Stock Awards, and any combination thereof. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Article II.

         1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by offering officers, employees, and directors incentives that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to strengthen the Company's ability to recruit, attract, and retain, highly qualified managers, consultants, and staff, and qualified and knowledgeable independent directors capable of furthering the future success of the Company by encouraging the ownership of Shares by such employees and directors and to strengthen the mutuality of interest between employees and directors, on one hand, and the Company's shareholders, on the other hand. The equity investments granted under the Plan are expected to provide employees with an incentive for productivity and to provide both employees and directors with an opportunity to share in the growth and value of the Company.


                                   ARTICLE II
                                   Definitions

         As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

         2.1 "Award" shall mean any award under this Plan of any Stock Option, Reload Options, SARs, Restricted Stock, or Unrestricted Stock Awards. Each separate grant of a Stock Option, Reload Option, an SAR, Restricted Stock, or an Unrestricted Stock Award to an Employee or a Director, and each group of Stock Options, Reload Options, SARs, Restricted Stock, or an Unrestricted Stock Award which mature on a separate date is treated as a separate Award.

         2.2 "Award Agreement" means the written agreement between the Company and a Participant implementing the grant of, and evidencing and reflecting the terms of, an Award.

         2.3 "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

         2.4 "Cause" means a determination by the Board of Directors that a Participant has: (a) engaged in any type of disloyalty to the Company, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his or her employment or service, or has otherwise breached a duty owed to the Company, (b) been convicted of a misdemeanor involving moral turpitude or a felony, (c) pled nolo contendere to a felony, (d) disclosed trade secrets or confidential information of the Company to unauthorized parties, except as may be required by law, or (e) materially breach any material agreement with the Company, unless such agreement was materially breached first by the Company.

         2.5 "Change of Control" shall have the meaning set forth in Section 9.2 of this Plan.

         2.6 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

         2.7 "Committee" means the committee appointed by the Board in accordance with Section 3.1 of the Plan, if one is appointed, to administer this Plan. If no such committee has been appointed, the term Committee shall refer to the Board of Directors.

         2.8 "Common Shares" or "Shares" means the common shares, $1.175 par value per share, of the Company.

         2.9 "Company" shall mean American Bancshares, Inc., or any successor thereto as provided in Section 13.8 hereto.

         2.10 "Date of Exercise" means the date on which the Company receives notice of the exercise of a Stock Option in accordance with the terms of Section
6.8 of this Plan or of an SAR in accordance with the terms of Article VII of this Plan.

         2.11 "Date of Grant" or "Award Date" shall be the date on which an Award is made by the Committee under this Plan. Such date shall be the date designated in a resolution adopted by the Committee pursuant to which the Award is made; provided, however, that such date shall not be earlier than the date of such resolution and action thereon by the Committee. In the absence of a date of grant or award being specifically set forth in the Committee's resolution, or a fixed method of computing such date, then the Date of Grant shall be the date of the Committee's resolution and action.

         2.12 "Director" means any person who is a member of the Board of Directors.

         2.13 "Employee" means any person who is an officer or full-time employee of the Company or any of its Subsidiaries and who receives from it regular compensation (other than pension, retirement allowance, retainer, or fee under contract). An Employee does not include independent contractors or temporary employees.

         2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.15 "Exercise Period" means the period during which a Stock Option or a SAR may be exercised.

         2.16 "Exercise Price" means the price for Shares at which a Stock Option may be exercised.

         2.17 "Fair Market Value" of a Common Share on a particular date shall be the closing price for a Common Share as quoted on the National Association of Securities Dealers Automated Quotation System National Market ("Nasdaq-NMS"), or any national securities exchange on which the Common Shares are listed (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee), or if there is no trading on that date, on the next preceding date on which there were reported share prices. If the Common Shares are quoted on any other inter-dealer quotation system (but not quoted by Nasdaq-NMS or any national securities exchange), then the Fair Market Value per Common Share on a particular date shall be the mean of the bid and asked prices for a Common Share as reported in the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee. If the Common Shares are not quoted by the Nasdaq-NMS or any other inter-dealer quotation system, and are not listed on any national securities exchange, then the "Fair Market Value" of a Common Share shall be determined by the Committee pursuant to any reasonable method adopted by it in good faith for such purpose. In the case of an Incentive Stock Option, if the foregoing method of determining the fair market value is inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with the Code and shall mean the value as so determined.

         2.18 "Incentive Stock Option" or "ISO" means any Stock Option awarded under this Plan intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         2.19 "Non-Employee Director" shall have the meaning as set forth in, and interpreted under, Rule 16b-3(b)(3) promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

         2.20 "Nonqualified Stock Option" means any Stock Option awarded under this Plan which is not an Incentive Stock Option.

         2.21 "Participant" means each Employee or Director to whom an Award has been granted under this Plan.

         2.22 "Payment Shares" shall have the meaning set forth in Section 6.8(c) of this Plan.

         2.23 "Person" shall mean an individual, partnership, corporation, limited liability company or partnership, trust, joint venture, unincorporated association, or other entity or association.

         2.24 "Plan" means this American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan as defined in Section 1.1 hereof.

         2.25 "Related Option" means an Incentive Stock Option or a Nonqualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

         2.26 "Reload Option" shall have the meaning set forth in Section 6.12 of this Plan.

         2.27 "Restricted Period" shall have the meaning set forth in Section 8.3(b) of the Plan.

         2.28 "Restricted Stock" shall mean the Award of Common Shares to a Participant pursuant to Article VIII of this Plan.

         2.29  "SEC" means the Securities and Exchange Commission.

         2.30 "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2.31 "Stock Appreciation Right" or "SAR" means an Award designated as a Stock Appreciation Right, granted to a Participant pursuant to Article VII of this Plan.

         2.32 "Stock Option" means any Incentive Stock Option or Nonqualified Stock Option to purchase Common Shares that is awarded under this Plan, or a Reload Option.

         2.33 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company organized under the laws of the United States or any other jurisdiction that the Board of Directors designates, in an unbroken chain of corporations beginning with the Company if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

         2.34   "Unrestricted Stock Award" means an Award of Shares pursuant to
Section 8.9 of this Plan.

                                   ARTICLE III
                           Administration of the Plan

         3.1 The Committee. This Plan shall be administered by the Committee, subject to such terms and conditions as the Board may prescribe from time to time. Pursuant to applicable provisions of the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, the Committee, which shall be appointed by the Board, shall consist of no fewer than two (2) members of the Board. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members, fill vacancies however caused, and remove all members and thereafter directly administer the Plan. During such times as the Company's Common Shares are registered under the Exchange Act, all members of the Committee shall be Non-Employee Directors and "outside directors" as defined under Section 162(m)(4)(C)(i) of the Code.

         3.2 Duties and Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have all the power and authority to, and shall be authorized to take any and all actions required, necessary, or desirable to administer the Plan. In addition to any other powers, subject to the provisions of the Plan, the Committee shall have the following powers:

                  (a) to select the Employees and Directors to whom Awards may from time to time be granted pursuant to this Plan;

                  (b)  to determine all questions as to eligibility;

                  (c) to determine the number of Common Shares to be covered by each Award granted under this Plan;

                  (d) subject to the limitations set forth in Section 4.1 of this Plan, to determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, SARs, Reload Options, Restricted Stock, and Unrestricted Stock Awards, or any combination thereof, are to be granted or awarded hereunder;

                  (e) to determine the terms and conditions (to the extent not inconsistent with this Plan) of any Award granted hereunder, all provisions of each Award Agreement, which provisions need not be identical (including, but not limited to, the Exercise Price, the Exercise Period, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award and the Common Shares relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

                  (f) to determine whether, and to what extent, and under what circumstances grants of Stock Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company outside of this Plan;

                  (g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Shares (other than Restricted Stock), or any combination thereof under Section 6.8 of this Plan;

                  (h) to determine  whether,  and to what extent, and under what
circumstances   Common   Shares  under  this  Plan  shall  be  deferred   either
automatically or at the election of the Participant;

                  (i) to prescribe, amend, waive, or rescind rules or regulations relating to the Plan's administration;

                  (j) to accelerate the vesting or Exercise Date of any Award, or to waive compliance by a holder of an Award of any obligation to be performed by such holder or the terms and conditions of an Award;

                  (k) to construe and interpret the provisions of the Plan or any Award Agreement;

                  (l) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant;

                  (m) require, whether or not provided for in the pertinent Award Agreement, of any person exercising a Stock Option, or otherwise receiving an Award, at the time of such exercise or receipt, the making of any representations or agreements that the Board of Directors or Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction;

                  (n) to delegate to an appropriate officer of the Corporation the authority to select Employees for Awards and to recommend to the Committee the components of the Award to each, including vesting requirements, subject in each case to final approval by the Committee of the selection of the Employee and the Award;

                  (o) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Awards or the exercise thereof; and

                  (p) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         3.3 Awards to Members of the Committee. Each Award granted to a Director or members of the Committee shall be approved by the entire Board of Directors and shall be evidenced by minutes of a meeting or the written consent of the Board of Directors and an Award Agreement.

         3.4 Requirements Relating to Section 162(m) of the Code. Any provision of this Plan notwithstanding: (a) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (b) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not qualify; and (c) any provision of the Plan that would prevent the Committee from exercising the authority referred to in Section 3.4(b) of this Plan or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out the Committee's intention and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

         3.5 Decisions Final and Binding. All decisions, determinations, and actions taken by the Committee, and the interpretation and construction of any provision of the Plan or any Award Agreement by the Committee shall be final, conclusive, and binding, unless otherwise determined by the Board.

         3.6 Limitation on Liability. Notwithstanding anything herein to the contrary, except as otherwise provided under applicable Florida law, no member of the Board of Directors or of the Committee shall be liable for any good faith determination, act, or failure to act in connection with the Plan or any Award hereunder.

                                   ARTICLE IV
                           Shares Subject to the Plan

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of Shares that may be issued under this Plan shall not exceed 250,000 Shares, which Shares may be either authorized but unissued Shares or Shares issued and thereafter reacquired by the Company. Subject to
Section 4.4, the maximum aggregate number of Shares or SARs which may be awarded and issued under the Plan to the Non-Employee Directors as a group is 50,000 Common Shares. Stock Options awarded under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Except as provided in Sections 4.2 and 4.3 of this Plan, Shares issued upon the exercise of an Award granted pursuant to the Plan shall not again be available for the grant of an Award hereunder.

         4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan shall terminate, expire, lapse, or be cancelled for any reason without having been exercised in full, or if Shares or Restricted Stock are forfeited, any unissued or forfeited Shares which had been subject to the Award Agreement relating thereto shall again become available for the grant of an Award under this Plan; provided, that in the case of forfeited Shares, the grantee has received no dividends or other distributions prior to forfeiture with respect to the Shares.

         4.3 Delivery of Shares as Payment. In the event a Participant pays the Exercise Price for Shares pursuant to the exercise of an Stock Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Stock Option. Notwithstanding anything to the contrary herein, no fractional Shares will be delivered under the Plan.

         4.4      Capital Adjustments.

                  (a) If by reason of a merger, consolidation, reorganization, recapitalization, combination of Shares, stock split, reverse stock split, stock dividend, separation (including a spin-off or split-off), or other such similar event, the number of outstanding Shares of the Company are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are issued in respect of such Shares, the Committee in its sole discretion may adjust proportionately (i) the aggregate maximum number of Shares available for issuance under the Plan, (ii) the aggregate maximum number of Shares and SARs for which Awards can be granted to Non-Employee Directors under the Plan, (iii) the number and class of Shares covered by outstanding Awards denominated in Shares or units of Shares
(including, but not limited to Awards of Restricted Stock), (iv) the Exercise Price and grant prices related to outstanding Awards, and (v) the appropriate Fair Market Value and other price determinations for such Awards.

                  (b) In the event of any other change in corporate structure affecting the Common Shares or any distribution (other than normal cash dividends) to holders of Common Shares, such adjustments in the number and kind of shares and the exercise, grant, or conversion prices of the affected Awards as may be deemed equitable by the Committee shall be made to give proper effect to such event.

                  (c) In the event of a corporate merger, consolidation, or acquisition of property or stock, separation (including spin-offs and split-offs), reorganization or liquidation, the Committee shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate maximum number of Shares available for issuance under Section 4.1 of the Plan will be increased to reflect such substitution or assumption.

                  (d) If any adjustment made pursuant to this Article IV would result in the possible issuance of fractional Shares under any then-outstanding Award, the Committee may adjust the outstanding Awards so as to eliminate fractional Shares.

                  (e) Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

                                    ARTICLE V
                                   Eligibility

         Awards may be made to any Employee or Director except that (a) only Employees (including Directors who are also Employees) may receive an Incentive Stock Options; and (b) the grant of Awards to Directors must comply with Section
3.3. A Participant who has been granted an Award may be granted additional Awards; provided, however, that grants of Awards to Non-Employee Directors are subject to the limitations in Section 4.1.


                                   ARTICLE VI
                                  Stock Options

         6.1 Stock Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be either an Incentive Stock Option or a Nonqualified Stock Option.

         6.2      Grant of Stock Options.

                  (a) Subject to the terms and provisions of this Plan, the Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both kinds of Stock Options. Subject to Section 4.1 and Article V, the Committee has complete and sole discretion in determining the number of Shares subject to Stock Options granted to a Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified under Section 422 of the Code and the rules and regulations promulgated thereunder. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time and manner of its exercise or otherwise), such Stock Options or portion thereof which does not qualify shall constitute a Nonqualified Stock Option. Stock Options granted at different times need not contain similar provisions.

                  (b) Non-Employee Directors may only be granted Stock Options under this Article VI which are Nonqualified Stock Options.

         6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consents of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

         6.4 Award Agreement. Each Stock Option granted under this Plan shall be evidenced by an Award Agreement between the Company and the Participant in accordance with Section 6.2 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Stock Option pertains, method of exercise and the form of consideration payable therefor, any vesting requirements, any conditions imposed upon the exercise of the Stock Options in the event of retirement, death, disability, or other termination of service, and such other provisions and conditions, not inconsistent with this Plan, as the Committee may determine. Each Award Agreement relating to a grant of Stock Options shall clearly specify whether the Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

         6.5 Exercise Price. The Exercise Price per Share purchasable under any Stock Option granted under this Plan shall be determined by the Committee at the Date of Grant, subject to the following limitations:

                  (a) In the case of a Stock Option intended to be an Incentive Stock Option, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Shares on the Date of Grant or, in the case of any optionee who, at the time such Incentive Stock Option is granted, owns Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries, not less than 110% of the of the Fair Market Value of the Common Shares on the Date of Grant.

                  (b)  In  the  case  of  a  Stock  Option   intended  to  be  a
Nonqualified Stock Option, the Exercise Price shall not be less than 85% of the Fair Market Value of the Common Shares on the Date of Grant.

                  (c) In no event shall the Exercise Price of any Stock Option be less than the par value of the Common Shares.

         6.6 Exercise Period. The Exercise Period of each Stock Option granted shall be fixed by the Committee and shall be specified in the Award Agreement; provided, however, that no Incentive Stock Option shall be exercisable later than ten years after the Award Date, and no Incentive Stock Option which is granted to any optionee who, at the time such Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries, shall be exercisable after the expiration of five years from the Award Date.

         6.7 Exercise of Stock Options. Stock Options granted under the Plan shall be exercisable at such time or times and be subject to such terms and conditions as shall be set forth in the Award Agreement (as may determined by the Committee at the time of such grant), which need not be the same for all Participants. Such terms and conditions may include performance criteria with respect to the Company or the Participant, and as shall be permissible under the other terms of the Plan. No Stock Option, however, shall be exercisable until the expiration of the vesting period set forth in the Award Agreement, except such limitation shall not apply (i) in the case of death, disability, or retirement of a Participant covered by Sections 6.10(a), (b), or (c) hereof,
(ii) a termination of service covered by the last sentence of Section 6.10(e) hereof, or (iii) as set forth in Article IX of this Plan. To the extent that no vesting conditions are stated in the Award Agreement, the Stock Options represented thereby shall be fully vested at the Date of Grant.

         6.8      Method of Exercise.

                  (a) Subject to the provisions of the Award Agreement, Stock Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Company of a written notice of intent to exercise the Stock Option, in such form as the Committee may prescribe, setting forth the number of Shares with respect to which the Stock Option is to be exercised. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Company in full (along with the taxes described in the last sentence of this Section 6.8) by the Participant who, if so provided in the Award Agreement, may: (i) deliver cash or a check (acceptable to the Committee in accordance with guidelines established for this purpose) in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Stock Option, Shares (except for Restricted Shares) valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, or (iii) any combination of cash and Shares, or (v) any other consideration and method of payment permitted under any laws to which the Company is subject, in each such case as the Committee may determine. In addition to and at the time of payment of the Exercise Price, the Participant shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Participant resulting from such exercise.

                  (b) If the Exercise Price is to be paid by the surrender of previously acquired and owned Common Shares, the Participant will make representations and warranties satisfactory to the Company regarding his title to the Common Shares used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Stock Option or acquired by the Participant within one year prior to the exercise of the Stock Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the Exercise Price of the Stock Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result. In no event can Restricted Stock be used as Payment Shares.

         6.9 Transfer Restrictions. Neither the Stock Options granted under the Plan nor any rights or interest in such Stock Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Participant, other than by will or by the laws of descent and distribution. Except as permitted by the Committee, during the lifetime of Participant to whom a Stock Option is granted, the Stock Options shall be exercisable only by him or her or, in the event of the Participant's permanent and total disability as determined by the Committee in accordance with applicable Company policies, by his or her legal representative.

         6.10     Termination of Stock Options.

                  (a) Termination by Death. If a Participant's employment by the Company or its Subsidiaries, or his or her service as a Non-Employee Director terminates by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, may thereafter be exercised by the legal representative of the estate or by a person who acquires the right to exercise such Stock Options by bequest or inheritance, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the end of the Expiration Period of such Stock Option, whichever period is shorter.

                  (b) Termination by Disability. If a Participant's employment by the Company or its Subsidiaries, or his or her service as a Non-Employee Director terminates by reason of permanent and total disability, as determined by the Committee in accordance with applicable Company personnel policies, any Stock Options held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and, subject to the limitations of
Section 6.11 with respect to Incentive Stock Options, may thereafter be exercised by the Participant or his or her legal representative for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the end of the Expiration Period of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the end of the Expiration Period of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of permanent and total disability, as determined by the Committee in accordance with applicable Company personnel policies, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently one year from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (c) Termination by Retirement. If an Employee Participant's employment by the Company or its Subsidiaries, or his or her service as a Non-Employee Director terminates by reason of normal or late retirement under any retirement plan of the Company or its Subsidiaries or, with the consent of Committee, any Stock Options held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, may thereafter be exercised by the Participant or his or her legal representative for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the end of the Expiration Period of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the end of the Expiration Period of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of retirement pursuant to any retirement plan of the Company or its Subsidiaries or with the consent of the Committee, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently three months from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (d) Other Termination of Employee. Unless otherwise determined by the Committee at or after grant and except as provided in Section 9.1 hereof, if an Employee Participant's employment by the Company terminates for any reason other than death, disability, or retirement covered by Sections 6.10 (a), (b), or (c) of this Plan: (i) any Stock Options that were not exercisable at the date of such termination (which date shall be determined by the Committee in its sole discretion) will expire automatically, and (ii) any exercisable Stock Options will remain exercisable only for the lesser of three months or the balance of such Stock Option's Exercise Period; provided, however, that the Participant was not involuntarily terminated by the Company for Cause. Notwithstanding any other provision of this Plan except for Section 9.1 hereof, upon termination of a Participant's employment within the Company or any of its Subsidiaries for Cause, all of the Participant's unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant. In such event, the Company shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). The Company may withhold delivery of share certificates pending resolution of any inquiry that could lead to a finding that a termination of a participant's employment was for Cause.

                  (e) Resignation of Director. Except as covered by Sections 6.10(a), (b), or (c) of this Plan, if a Participant serving as a Non-Employee Director terminates his or her service by resigning from the Board of Directors of the Company or by failing to run for election to an additional term as a Director after being offered nomination for such additional term by a nominating or similar committee of the Board of Directors (or in lieu of such Committee, by the entire Board of Directors), (i) any Stock Options that were not exercisable at the date of such termination will expire automatically, and (ii) any exercisable Stock Options held by such Participant may thereafter be exercised by the Participant for a period of three months from the date of such resignation or, in the case of a failure to run for an additional term, the date of the shareholder meeting at which such election of Directors takes place, or until the end of the Exercise Period of such Stock Option, whichever period is shorter (or such other period as the Committee may specify at grant). If a Participant serving as Non-Employee Director does not resign and is not offered nomination for an additional term, all Stock Options shall immediately vest on the date of the shareholder meeting at which such election of Directors takes place and the Participant thereafter is no longer a Director, and such Stock Options shall be exercisable until the end of the Exercise Period for such Stock Options.

         6.11     Incentive Stock Option Limitations.

                  (a) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not Incentive Stock Options.

                  (b) To the extent (if any) permitted  under Section 422 of the
Code, or the applicable rules and regulations promulgated thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or any Subsidiary is terminated by reason of death, disability, or retirement covered by Section 6.10(a), (b), or (c) of this Plan, and (ii) the portion of the Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6.10(a), (b), or
(c), applied without regard to the $100,000  limitation  currently  contained in
Section 422(d) of the Code, is greater than the portion of the Stock Option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422 of the Code, such excess shall be treated as a Nonqualified Stock Option.
                  (c) In the event that the application of any of the provisions of Section 6.11 (a) or (b) of this Plan not be necessary in order for Stock Options to qualify as Incentive Stock Options, or should additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

         6.12     Reload Options.

                  (a) Without any way limiting the authority of the Committee to make grants hereunder, and in order to induce Employees and Directors to retain ownership of the Common Shares, concurrently with the award of Stock Options the Committee shall have the authority (but not the obligation) to include in any Award Agreement a provision entitling the optionee to a further reload option (a "Reload Option") in the event the optionee exercises the Stock Option evidenced by such Award Agreement, in whole or in part, by surrendering other Common Shares in accordance with the Plan and the Award Agreement as payment for the Exercise Price. The number of Reload Options shall equal: (i) the number of Common Shares surrendered in payment of the Exercise Price of the underlying Stock Option, and (ii) to the extent authorized by the Committee, the number of Common Shares used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options. The grant of the Reload Option will become effective upon the exercise of the underlying Stock Options or Reload Options through the use of Common Shares held by the optionee at least 12 months. Notwithstanding the fact that the underlying Stock Option maybe an Incentive Stock Option, a Reload Option is not intended to qualify as an "Incentive Stock Option" under Section 422 of the Code.

                  (b) Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an underlying Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement.

                  (c) The Exercise Price per Common Share deliverable upon exercise of a Reload Option shall be the Fair Market Value per Common Share on the date the grant of the Reload Option becomes effective.

                  (d) Each Reload Option shall be fully exercisable six months from the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining Exercise Period of the underlying Stock Option.

                  (e) No additional Reload Options shall be granted to any optionee upon exercise of Stock Options or Reload Options following any termination of employment covered by Section 6.10 of this Plan or the termination of services on the Board by a Non-Employee Director optionee.

         6.13 Buy-Out and Settlement Provisions. The Committee may at any time offer to buy-out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

         6.14 No Rights as Shareholder. No Participant or transferee of a Stock Option shall have any rights as a shareholder of the Company with respect to any Shares subject to a Stock Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Stock Option as provided in this Plan. A Stock Option shall be deemed to be exercised and the Common Share thereunder purchased when written notice of exercise has been delivered to the Company in accordance with Section 6.8 of the Plan and the full Exercise Price for the Share with respect to which the Stock Options is exercised has been received by the Company, accompanied with any agreements required by the terms of the Plan and the applicable Award Agreement; provided, however, that if the Participant has been terminated for Cause, only those Common Shares for which a certificate has been delivered to the Participant by the Company will be deemed to be purchased by such Participant. Full payment may consist of such consideration and method of payment allowable under this Article VI of the Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise, except as provided in Section 4.4 of the Plan.


                                   ARTICLE VII
                            Stock Appreciation Rights

         7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:
(a) in connection with the grant, and exercisable in lieu of Stock Options ("Tandem SARs"), (b) in connection with and exercisable in addition to the grant of Stock Options ("Additive SARs"), (c) independent of the grant of Stock Options ("Freestanding SARs"), or (d) in any combination of the foregoing. Non-Employee Directors may not be granted any SARs under this Plan other than Tandem SARs and Additive SARs.

         7.2      Exercise of Tandem SARs

                  (a) Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

                  (b) Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

         7.3 Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

         7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

         7.5      Other Conditions Applicable to SARs.

         (a) No SAR granted under the Plan shall be exercisable until the expiration of at least one year after the Date of Grant, except that such limitation shall not apply (i) in the case of death, disability, or retirement of a Participant covered by Sections 6.10(a), (b), or (c) hereof, (ii) a termination of service covered by the last sentence of Section 6.10(e) hereof, or (iii) as set forth in Article IX of this Plan. In no event shall the term of any SAR granted under the Plan exceed seven years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR, or (ii) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

         (b) In the event of a termination of service for any reason of death, disability or retirement covered by Section 6.10(a), (b), or (c) of this Plan, or pursuant to the last sentence of Section 6.10(e) hereof, unless otherwise determined by the Committee at grant, all Additive SARs and Freestanding SARs shall be fully vested and thereafter may be exercised by the participant or his or her legal representatives for a period of one year from the date of such termination of service or until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant's service with the Company or it Subsidiaries for Cause, all of the Participant's unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with Section 6.10(d) hereof.

         (c) In the event of a termination of service for any reason other than death, disability or retirement covered by Section 6.10(a), (b), or (c), or pursuant to the last sentence of Section 6.10(e) hereof, unless otherwise determined by the Committee at grant: (i) any Additive SAR and any Freestanding SAR that was not exercised at the date of termination will expire automatically, and (ii) any exercisable Additive SARs and Freestanding SARs will remain exercisable for a period of three months from the date of such termination of service until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant's service with the Company or it Subsidiaries for Cause, all of the Participant's unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with
Section 6.10(d) hereof.

         7.6 Payment Upon Exercise of SARs. (a) Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercise by (ii) an amount equal to the excess of: (A) the Fair Market Value per Share on the Date of Exercise of the SAR over
(B) either (x) Freestanding SAR or (y) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR.

                  (b) Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the Date of Exercise, in cash if the Participant has so elected in his written notice of exercise, or a combination thereof.

         7.7 Non-Transferability of SARs. Except as specifically provided in the Award Agreement pursuant to Section 7.7(b) hereof, no SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                  ARTICLE VIII
                 Restricted Stock and Unrestricted Stock Awards

         8.1 Awards of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it may determine. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         8.2 Award Agreement for Restricted Stock. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Each Award Agreement relating to Restricted Stock shall specify the Restricted Period (as defined in Section 8.3(b) below), the conditions to be satisfied prior to removal of such restrictions, the number of shares of Restricted Stock granted, and such other provisions as the Committee shall determine. The Award Agreement relating to Restricted Stock Award shall set forth the purchase price for such shares, which purchase price shall be equal to or less than their par value and may be zero. Each Award Agreement shall contain at least one term, condition, or restriction constituting a "substantial risk of forfeiture" as defined in Section 83(c) of the Code.

         8.3 Certain Conditions and Restrictions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following minimum restrictions and conditions:

                  (a) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement relating to the Restricted Stock which is the subject of such Award and by paying whatever price (if any) the Committee has designated hereunder.

                  (b) Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the Award Date (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, hypothecate, or otherwise dispose of shares of Restricted Stock awarded under this Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion. No such restrictions shall be removed until the expiration of at least one year after the Award Date, except that such limitation shall not apply as set forth in
Article IX of this Plan.

                  (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The sale, transferability, pledge, assignment, hypothecation, or other disposition of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of American Bancshares, Inc. (the "Company") 1999 Equity Incentive Plan, including the rules and administrative procedures adopted pursuant to such plan, and an Agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file in the offices of the Company at 4702 Cortez Road West, Bradenton, FL 34210."

                  (d) Custody. The Committee may require that the stock certificates evidencing such shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by such Award.

         8.4 Other Restrictions The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         8.5 Lapse of Restrictions. Except as otherwise provided in this Article VIII, if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.

         8.6 Rights as Shareholder. Except as provided in this Section 8.6, during the Restriction Period, Participants in whose name shares of Restricted Stock are granted hereunder: (a) shall have, with respect to such Restricted Stock, full voting rights with respect to such shares, and (b) shall be entitled to receive all dividends and other distributions paid with respect to such shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed. Furthermore, the Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred.

         8.7 Termination of Employment or Resignation of Director. Subject to the applicable provisions of the Award Agreement and this Article VIII, upon termination of a Participant's employment with, the Company for any reason during the Restricted Period, all Restricted Shares still subject to restriction shall vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Award Agreement:

                  (a) Termination of Service by Death, Disability, or Retirement. In the event a Participant's employment is terminated during the Restriction Period, because of death, disability, or retirement covered by Sections 6.10(a), (b), (c), or (e) of this Plan, any remaining portion of the Restriction Period applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in
Section 8.4 herein, the shares of Restricted Stock shall thereby be released and free of restrictions.

                  (b) Termination of Service for Other Reasons. In the event that a Participant terminates his employment of the Company during the Restriction Period for any reason other than for death, disability, or retirement, as set forth in Sections 8.7(a) herein, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and, if held by the Participant, returned to the Company.

                  (c) Hardship. In the event of hardship or other special circumstances of a Participant whose employment with the Company or a Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

         8.8 Notice of Section 83(b) Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

         8.9 Unrestricted Stock Awards. Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant
Unrestricted   Stock  Awards  free  of  restrictions  under  the  Plan  to  such
Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

                                   ARTICLE IX
                                Change of Control

         9.1      Acceleration of Options; Lapse of Restrictions.

                  (a) In the event of a Change of Control of the Company: (i) each Stock Option and SAR then-outstanding under the Plan shall be fully exercisable, regardless of any unsatisfied vesting requirements established under the terms of the pertinent Award Agreements, and remain so for the duration of the Stock Option as specified in the Award Agreement, (ii) all restrictions or conditions related to grants of Restricted Stock shall be deemed to be immediately and fully satisfied and all certificates representing such shares of Restricted Stock shall be released and have any legend removed by the Secretary of the Company, and thereby become freely transferable, and (iii) all conditions or restrictions related to an Award shall be accelerated or released; all in such a manner, in the case of persons subject to the provisions of
Section 16(b) of the Exchange Act, as to conform to the provisions of Rule 16b-3 thereunder.

         (b) Awards that remain outstanding after a Change of Control shall not be terminated as a result of a termination of service covered by Section 6.10, 7.2, 7.5, or 8.7, and shall continue to be exercisable in accordance with their original terms, except in the case of a Participant's death in which case termination shall occur within one-year from the date of death.

         (c) Notwithstanding the foregoing, if any right granted pursuant to this Section 9.1 would make a Change of Control transaction ineligible for pooling of interests accounting treatment under applicable accounting principles that, but for this Section 9.1, would have been available for such accounting treatment, then the Committee shall have the authority to substitute stock for cash which would otherwise be payable pursuant to this Section 9.1 having a Fair Market Value equal to such cash.

         9.2 Definition of Change of Control. For purposes of this Plan, a "Change of Control" is deemed to have occurred if:

                  (a) any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes, directly or indirectly, the "beneficial owner" (as defined by Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors ("Voting Securities"); provided, however, that any acquisition by the following will not constitute a Change of Control:
                           (i)      the Company or any of its Subsidiaries,

                           (ii)     any  employee   benefit  plan  (or  related
trust)  of  the  Company  or  its Subsidiaries, or

                           (iii)  any   corporation   with   respect  to  which,
following such acquisition, more than
50% of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the Persons who were the beneficial owners of the Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the Voting Securities; or

                  (b) (i) a tender offer or an exchange offer is made to acquire securities of the Company whereby following such offer the offerees will hold, control, or otherwise have the direct or indirect power to exercise voting control over 50% or more of the Voting Securities, or (ii) Voting Securities are first purchased pursuant to any other tender or exchange offer.

                  (c) as a result of a tender offer or exchange offer for the purchase of securities of the Company (other than such an offer by the Company for its own securities), or as a result of a proxy contest, merger, consolidation, or sale of assets, or as a result of a combination of the foregoing, during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, plus any new Directors of the Company whose election or nomination for election by the Company's shareholders was or is approved by a vote of at least two-thirds of the Directors of the Company then still in office who either were Directors of the Company at the beginning of such two year period or whose election or nomination for election was previously so approved (but excluding for this purpose, any individual whose initial assumption of office was or is in connection with the actual or threatened election contest relating to the election of Directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act)), cease for any reason during such two year period to constitute at least two-thirds of the members of the Board; or

                  (d) the shareholders of the Company approve a reorganization, merger, consolidation, or other combination, with or into any other corporation or entity regardless of which entity is the survivor, other than a reorganization, merger, consolidation, or other combination, which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities or of the voting securities of the surviving entity outstanding immediately after such reorganization, merger, consolidation; or other combination; or

                  (e) the shareholders of the Company approve a plan of liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all assets of the Company.

         9.3 Occurrence of a Change of Control. A Change of Control will be deemed to have occurred:

                  (a) with respect to any acquisition referred to in Section 9.2(a) above, the date on which the acquisition of such percentage shall have been completed;

                  (b) with respect to a tender or exchange offer, the date the offer referred to in Section 9.2(b)(i) above is made public or when documents are filed with the SEC in connection therewith pursuant to Section 14(d) of the Exchange Act, or the date of the purchase referenced in Section 9.2(b)(ii);
                  (c) with respect to a change in the composition of the Board of Directors referred to in Section 9.2(c), the date on which such change is adopted or is otherwise effective, whichever first occurs; or

                  (d) with  respect to any  shareholder  approval referred to in
Section 9.2(d)  or (e), the date of any approval.

         9.4 Application of this Article IX. The provisions of this Article IX shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Plan.



                                    ARTICLE X
                 Amendment, Modification, or Termination of Plan

         Insofar as permitted by applicable law, the Board, by resolution, shall have the power at any time, and from time to time, to amend, modify, suspend, terminate or discontinue the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with an regulatory requirements referred to in Article XIII). The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 162(m) of the Code and the rules and regulations promulgated thereunder. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, or pursuant to the rules and regulations under the Section 16 of the Exchange Act, by any national securities exchange or inter-dealer quotation system on which the Shares are then listed, quoted, or reported, by any regulatory authority or board having jurisdiction with respect thereto, or under any applicable laws, rules, or regulations. Notwithstanding the provisions of this Article X, no termination, amendment, or modification of the Plan, other than those pursuant to Article IV hereof, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant so affected.


                                   ARTICLE XI
         Modification, Extension, and Renewal of Stock Options and Awards

         Subject to the terms and conditions, and within the limitations, of the Plan, the Committee may modify, extend, or renew outstanding Stock Options or other Awards, prospectively or retroactively, or accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Company or a Subsidiary, and authorize the granting of new Stock Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Stock Options may specify a lower exercise price or a longer term than the surrendered Stock
Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Article XI, (a) no amendment or modification of an Award which adversely affects the Participant shall not be made without the consent of the affected Participant, and (b) no Incentive Stock Option may be modified, amended, extended, or reissued if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of
Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.


                                   ARTICLE XII
                        Indemnification of the Committee

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Committee against any claim, loss, damage, or reasonable expense, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                  ARTICLE XIII
                               General Provisions

         13.1 Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Stock Option unless the exercise of such Stock Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may require each person purchasing or otherwise acquiring Shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares for his or her own personal account, for investment purposes only, and not with an intent or a view to distribution within the meaning of Section 2(11) of the Securities Act (unless such shares have been issued to the Participant pursuant to a registration statement declared effective by the SEC). In addition to any legend required by this Plan, the certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         13.2 Reservation of Shares. The Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         13.3 Limitation on Legal Rights. The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Company, except as expressly provided in the Plan.

         13.4 Not a Contract of Employment. This Plan is purely voluntary on the part of the Company, and the continuation of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Participation in the Plan shall not give any Employee or Director any right to be retained in the service of the Company or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Company or any of its Subsidiaries to terminate any such Employee or Director with or without cause.

         13.5 Other Compensation Plans. The adoption of the Plan shall not affect any other Stock Option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation plan or arrangements for Employees or Directors of the Company or any of its Subsidiaries.

         13.6 Assumption by the Company. The Company or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Company or its Subsidiaries or which shall be merged into or consolidated with the Company or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Company or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other Stock Option or restricted share plans or to impose any requirements of shareholder approval upon the same.

         13.7 Creditors. The interests of any Director under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

         13.8 Plan Binding on Successors. All obligations of the Company under this Plan and any Awards granted hereunder shall be binding upon any successor and assign of the Company, whether the existence of such successor or assign is a result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

         13.9 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

         13.10    Withholding.

                  (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

                  (b) Share Withholding. To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the participant, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

         13.11 Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

         13.12 Headings. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

         13.13 Costs. The Company shall bear all expenses incurred in administrating this Plan, including original issue, transfer, and documentary stamp taxes, and other expenses of issuing the Shares pursuant to Awards granted hereunder.

         13.14 Governing Law. This Plan and the actions taken in connection herewith shall be governed, construed, and administered in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflicts of laws).


                                   ARTICLE XIV
                            Effectiveness of the Plan

         This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall become limited to a Nonqualified Stock Option plan if it is not approved by the shareholders of the Company within one year (365 days) of its adoption by the Board, by a majority of the voting cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy. The Committee may make Awards hereunder prior to shareholder approval of the Plan; provided, however, that any and all Stock Options so awarded automatically shall be converted into Nonqualified Stock Options if the Plan is not approved by such shareholders within 365 days of its adoption.

                                   ARTICLE XV
                                Term of the Plan

         Unless sooner terminated by the Board pursuant to Article X hereof, this Plan shall terminate ten (10) years from its effective date and no Awards may be granted after termination, but Awards granted prior to such termination may extend beyond that date. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Stock Option outstanding on the date of termination.

Date Approved by Board of Directors:  March 23, 1999



/s/Brian M. Watterson__________
Secretary Certification

Date Approved by the Shareholders:  May 21, 1999

/s/Brian M. Watterson__________
Secretary Certification